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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          Rudolph Technologies, Inc.
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            (Exact name of Registrant as specified in its charter)


Delaware                                             22-1628009
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(State of incorporation or organization)             (IRS Employer I.D. No.)


One Rudolph Road, Flanders, NJ 07836
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                   (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

          Incorporated by reference to page 66 through 67 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 as filed on October 22, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits
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          The following exhibits are filed as a part of this registration statement:

     1.       Specimen certificate for Registrant's Common Stock;

     2.*      Certificate of Incorporation, as currently in effect;

     3.**     Form of Restated Certificate of Incorporation to be filed
                immediately prior to the closing of the offering made under the S-1 Registration Statement;

     3.***    Form of Restated Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement;

     4.****   Bylaws, as currently in effect; and

     5.*****  Form of Bylaws to be filed after the closing of the offering made under the S-1 Registration Statement.
__________________

*      Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
        Statement.
**     Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
        Statement.
***    Incorporated by reference to Exhibit 3.1(c) to the S-1 Registration
        Statement.

****   Incorporated by reference to Exhibit 3.2(a) to the S-1 Registration
        Statement.

*****  Incorporated by reference to Exhibit 3.2(b) to the S-1 Registration
        Statement.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 5, 1999



                              By:     /s/ Steven R. Roth
                                 ---------------------------------------------
                                    Name:  Steven R. Roth
                                    Title: Vice President and Chief Financial
                                           Officer

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